Exhibit 11 (c)


                 CERTIFICATION PURSUANT TO SECTION 906 OF THE
                            SARBANES-OXLEY ACT


Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of AllianceBernstein Capital Reserves (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 30, 2004

                                      By:  /s/ Marc O. Mayer
                                           ------------------
                                           Marc O. Mayer
                                           Chief Executive Officer

                                      By:  /s/ Mark D. Gersten
                                           --------------------
                                           Mark D. Gersten
                                           Treasurer and Chief Financial Officer


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.